Exhibit 99.1

NYSE MKT: URG • TSX: URE Ur - Energy 2016 Q1 Teleconference and Webcast

NYSE MKT: URG • TSX: URE This presentation contains “forward - looking statements,” within the meaning of applicable securities laws, regarding events or conditions that may occur in the future . Such statements include without limitation the Company’s ability to maintain steady - state operations ; ability to timely make product deliveries ; the technical and economic viability of Lost Creek (including the production and cost projections contained in the preliminary economic analysis of the Lost Creek Property) and the ability to increase flow through modifications currently being made in header house 13 ; whether higher - than - expected head grades will continue to be realized throughout Lost Creek ; the ability to complete additional favorable uranium sales agreements and ability to reduce exposure to volatile market ; the potential of exploration targets throughout the Lost Creek Property (including the continuing ability to expand resources) ; the further exploration and development of Lost Creek and the ability to continue to grow resources throughout the property ; the technical and economic viability of Shirley Basin (including the production and cost projections contained in the preliminary economic analysis of the Shirley Basin project) ; completion of (and timing for) regulatory approvals and other development at Shirley Basin and in other areas of the Lost Creek Property, as well as Class V permits and approvals ; and the long term effects on the uranium market of events in Japan in 2011 including supply and demand projections . These statements are based on current expectations that, while considered reasonable by management at this time, inherently involve a number of significant business, economic and competitive risks, uncertainties and contingencies . Numerous factors could cause actual events to differ materially from those in the forward - looking statements . Factors that could cause such differences, without limiting the generality of the following, include : risks inherent in exploration activities ; volatility and sensitivity to market prices for uranium ; volatility and sensitivity to capital market fluctuations ; the impact of exploration competition ; the ability to raise funds through private or public equity financings ; imprecision in resource and reserve estimates ; environmental and safety risks including increased regulatory burdens ; unexpected geological or hydrological conditions ; a possible deterioration in political support for nuclear energy ; changes in government regulations and policies, including trade laws and policies ; demand for nuclear power ; weather and other natural phenomena ; delays in obtaining or failures to obtain required governmental, environmental or other project approvals ; and other exploration, development, operating, financial market and regulatory risks . Although Ur - Energy Inc . believes that the assumptions inherent in the forward - looking statements are reasonable, undue reliance should not be placed on these statements, which only apply as of the date of this presentation . Ur - Energy Inc . disclaims any intention or obligation to update or revise any forward - looking statement, whether as a result of new information, future events or otherwise . Cautionary Note Regarding Projections : Similarly, t his presentation also may contain projections relating to an extended future period and, accordingly, the estimates and assumptions underlying the projections are inherently highly uncertain, based on events that have not taken place, and are subject to significant economic, financial, regulatory, competitive and other uncertainties and contingencies beyond the control of Ur - Energy Inc . Further, given the nature of the Company's business and industry that is subject to a number of significant risk factors, there can be no assurance that the projections can be or will be realized . It is probable that the actual results and outcomes will differ, possibly materially, from those projected . The attention of investors is drawn to the Risk Factors set out in the Company's Annual Report on Form 10 - K, filed February 26 , 2016 , which is filed with the U . S . Securities and Exchange Commission on EDGAR (http : //www . sec . gov/edgar . shtml) and the regulatory authorities in Canada on SEDAR (www . sedar . com) . Cautionary Note to U . S . Investors Concerning Estimates of Measured, Indicated or Inferred Resources : the information presented uses the terms "measured", "indicated" and "inferred" mineral resources . United States investors are advised that while such terms are recognized and required by Canadian regulations, the United States Securities and Exchange Commission does not recognize these terms . United States investors are cautioned not to assume that all or any part of measured or indicated mineral resources will ever be converted into mineral reserves . United States investors are also cautioned not to assume that all or any part of an inferred mineral resource exists, or is economically or legally minable . James A Bonner, Ur - Energy Vice President, Geology, P . Geo . , and Qualified Person as defined by National Instrument 43 - 101 , reviewed and approved the technical information contained in this presentation . 2

Ur-Energy At A Glance



- Lost Creek Resource Growth – Two 2015 Updates
  - Net increase of 4.6 million lbs. Measured & Indicated resource
  - Resources from exploration drilling: 139,000lbs Measured & Indicated; 498,000lbs Inferred
- Realizing better sales prices through long term sales agreements
- Lost Creek ISR Uranium Facility Initiated Production 3Q 2013
  - Produced 1.73M pounds of U_30_8 thru March 2016
  - Results demonstrate that Lost Creek is a reliable, low cost production center – "steady state" production
- Pathfinder - Shirley Basin, our Next Development
  - PEA Completed in January 2015
  - Application for permit to mine filed 4Q 2015; work on other applications underway

See Disclaimer re Forward-looking Statements and Projections (slide 2)

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NYSE MKT: URG • TSX: URE 4 Share Capital & Cash Position As of 03/31/2016 Shares Outstanding 143.4M Stock Options & RSUs 9.5M Warrants 8.2M Fully Diluted 161.1M Cash (05/05/2016) US$4.1M Market Cap (05/09/2016) US$71.7M Share Price (05/09/2016) US$0.50 52 Week Range US$0.44 - $1.07 Avg. Daily Volume ~327,000 (3 - mo URG & URE 05/09/2016) Member of S&P/TSX SmallCap Index Geographical Distribution as of 6/30/15 United States ~65% Canada ~19% Other ~16% NYSE MKT: URG TSX: URE

NYSE MKT: URG • TSX: URE 5 See Disclaimer re Forward - looking Statements and Projections (slide 2) Measured: 9.39 Mlbs eU 3 O 8 (in 9.74 Mt @ 0.048%) 1 Indicated: 5.22 Mlbs eU 3 O 8 (in 5 .94 Mt @ 0.044%) Inferred: 6.44 Mlbs eU 3 O 8 (in 7.37 Mt @ 0.044%) Based on grade cutoff of 0.02% eU 3 O 8 and GT cutoffs of 0.2 and 0.3 1 Measured resources not reduced by the 1,358,000 lbs. produced from MU1 *Amended Preliminary Economic Assessment for the Lost Creek Property, Sweetwater County, Wyoming, February 8, 2016. (filed on SE DAR) Increase in Resources Fukishima to Date . . . . . . . . . . . 250 % March 2011 February 2012 April 2012 December 2013 June 2015 February 2016 5,230,000 5,765,300 8,348,200 8,655,000 11,084,000 14,609,000 780,000 2,017,800 2,869,100 4,740,000 5,040,000 6,439,000 Resources Measured & Indicated Inferred ▪ Important to note that we are aggressively growing resources, not just replacing pounds produced

Lost Creek Property Preliminary Economic Assessment
February 8, 2016

1. Based on drilling results of 138 pattern wells and 42 monitor wells and delineation drill holes from Mine Unit 2.
2. Results of second phase (59 drill holes) of 2015 Exploration Program
3. Application of 0.20 GT cutoff to all previously-identified resources for the Lost Creek Property.

Key Assumptions and Highlights:

- Current Lost Creek Property resources:
  - 8.03 million lbs. of Measured Resource
  - 5.22 million lbs. of Indicated Resource
  - 6.44 million lbs. of Inferred Resource
- 1,358,407 lbs. of uranium, produced from MU1 through September 30, 2015, were subtracted from resource base
- Life of Mine - production was extended 10 years, from 2021 (2013 PEA) to 2031

Summary of Economics

Economic Parameter	Pre-Income Tax
LoM OPEX	$14.58
Total Cost per Pound	$29.29
Production	13.8 million lbs.
Net Cash Flow	$510.9 million
NPV (8%)	$250.4 million
IRR	53.7%

The Lost Creek PEA is preliminary in nature, and includes inferred mineral resources that are considered too speculative geologically to have the economic considerations applied to them that would enable them to be categorized as mineral reserves. Mineral resources that are not mineral reserves do not have demonstrated economic viability. There is increased risk and uncertainty to commencing and conducting production without established mineral reserves that may result in economic and technical failure which may adversely impact future profitability. The estimated mineral recovery used in the Lost Creek PEA is based on recovery data from wellfield operations to date, as well as the Company's personnel and industry experience at similar facilities. There can be no assurance that recovery at this level will be achieved.

See Disclaimer re Forward-looking Statements and Projections (slide 2)

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NYSE MKT: URG • TSX: URE ▪ Cash flow is King! ▪ Multiple long - term contracts spanning 2013 - 2021 timeframe, post Fukushima • ~3.1M lbs committed 2016 – 2021 (avg. price $49.81/ lb ) ▪ De - risking by securing future revenue stream in an uncertain market • 2015 : 630,000 lbs U 3 O 8 at avg. price of $49.42/ lb - $31.1M gross revenues • 2016 : 662,000 lbs U 3 O 8 at avg. price of $47.58/ lb - $31.5M gross revenues • Spot sales supplementing 7 ▪ On cash basis, Lost Creek is realizing $30+ margins in a sub - $30 spot price environment ▪ Exclusive representation by Jim Cornell of NuCore Energy, LLC See Disclaimer re Forward - looking Statements and Projections (slide 2)

Lost Creek Development Status

Drilling

- MU1:
  - 100% of original planned wells installed
  - Modifying completions in Header House 13 to enhance flow
- MU2:
  - Excellent MU1 recoveries allow for deferred development
  - Monitor wells and pump testing complete
  - Cased well installation ongoing in first 3 header houses



Mine Unit 1

Mine Unit Construction

- MU1:
  - HHs 1 through 12 complete and operating
  - HH 13 coming online mid-May 2016
- MU2:
  - Fencing and access complete
  - Powerlines and pipelines partially complete



Interior of Header House

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NYSE MKT: URG • TSX: URE 9 2016 Q1 2015 Q4 2015 Q3 2015 Q2 Captured Lbs. 159k 212k 172k 207k Drummed Lbs. 174k 189k 177k 184k Shipped Lbs. 182k 182k 184k 180k HHs Operating 12 12 11 10 Avg. Grade 82 ppm 85 ppm 86 ppm 108 ppm U 3 O 8 Production ▪ All plant systems functional with maintenance occurring as necessary. • RO is idle until flow rates are elevated or restoration is initiated. ▪ Waste Water • Class V UIC water disposal under regulatory review – will allow for overall reduction in waste water to Class I UIC wells once incorporated. • Class I UIC disposal wells are available and utilized as necessary. • Storage ponds utilized as necessary for waste water storage. Lost Creek Plant One Millionth Pound Drummed June 15, 2015

NYSE MKT: URG • TSX: URE 10 2013 YTD 2014 YTD 2015 YTD 2016 Q1 190K lbs captured 596K lbs captured 784K lbs captured 159K lbs captured 131K lbs drummed 548K lbs drummed 727K lbs drummed 174K lbs drummed $21.98/lb cash cost * $19.73/ lb cash cost * $16.27/ lb cash cost* $15.41/ lb cash cost* Uranium production 2013 YTD 2014 YTD 2015 YTD 2016 Q1 $5.7 million $26.5 million $41.8 million $2.7 million 90K lbs at $62.92/lb sold 518K lbs at $51.22/ lb sold 925K lbs at $45.20/ lb sold 75K lbs at $36.12/ lb sold Revenues from operations Falling Costs Year on Year Down 17.5% * Excludes severance and ad valorem taxes, which for 2014 averaged $2.48 per pound and for 2015 averaged $3.14 per pound 2015 Avg Contract Sales Price = $49.42/ lb ▪ Ur - Energy has emerged as the lowest cost producer of all publicly traded companies worldwide

NYSE MKT: URG • TSX: URE 11 $4.73 $2.78 $2.59 $2.80 $2.61 $18.86 $16.15 $15.19 $15.42 $15.41 $13.32 $10.05 $10.09 $8.13 $6.71 $38.36 $36.17 $36.21 $35.45 $31.85 $50.55 $45.08 $56.39 $34.47 $36.12 $- $10.00 $20.00 $30.00 $40.00 $50.00 $60.00 2015 Q1 2015 Q2 2015 Q3 2015 Q4 2016 Q1 $ per Pound Quarter Cost per Pound Sold by Quarter Ad valorem and severance tax Cash Non-cash Spot rate Average sales price

NYSE MKT: URG • TSX: URE 12 79,284 79,036 71,860 88,788 71,602 25,819 30,006 22,455 30,367 22,062 82,021 66,314 102,782 63,776 173,178 $31.37 $27.37 $29.43 $25.23 $25.34 $- $5.00 $10.00 $15.00 $20.00 $25.00 $30.00 $35.00 - 50,000 100,000 150,000 200,000 250,000 300,000 2015 Q1 2015 Q2 2015 Q3 2015 Q4 2016 Q1 Cost per Pound Pounds Quarter Ending Inventory by Quarter In-process Plant Conversion Facility Cost per Pound

NYSE MKT: URG • TSX: URE 13 $3.3 $3.3 $2.9 $17.5 $7.7 $5.4 $5.6 $6.0 $5.5 $- $5.0 $10.0 $15.0 $20.0 $25.0 $30.0 2013 2014 2015 $ Millions Year Operating Costs $ millions Exploration and evaluation Development General & administrative

NYSE MKT: URG • TSX: URE ▪ Preliminary Economic Assessment analyses (pre - income tax): • 8.8 million pounds, shallow, high grade roll front deposit • Production of 6.3 million lbs. • Estimated operating cost of $14.54/lb. • Estimated total cost per pound of $31.26/lb. • NPV (8%) of $146.0 million, IRR of 117.0% and estimated LoM net cash flow of $215.9 million ▪ Application for Permit to Mine submitted to WDEQ Q4 2015 ▪ Application for Source and Byproduct Material License is nearing completion 14 See Disclaimer re Forward - looking Statements and Projections (slide 2) * Preliminary Economic Assessment Shirley Basin Uranium Project, Carbon County, Wyoming prepared by Western Water Consultants, Inc., d/b/a WWC Engineering – January 27, 2015 (posted on SEDAR). Cautionary Statement : This Preliminary Economic Assessment is preliminary in nature and includes mineral resources . Mineral resources that are not mineral reserves do not have demonstrated economic viability . There is increased risk and uncertainty to commencing production without established mineral reserves that may result in economic and technical failure which may adversely impact future profitability . The estimated mineral recovery used in this Preliminary Economic Assessment is based on site - specific laboratory recovery data as well as URE personnel and industry experience at similar facilities . There can be no assurance that recovery of mineral resources at this level will be achieved . There is no certainty that the preliminary economic assessment will be realized .

NYSE MKT: URG • TSX: URE ▪ Continued focus to attain company - wide cost savings ▪ Long - term s ales a greements • Multiple contracts t hrough 2021 • Very selective as to pricing that we will accept ▪ Demonstrated Production Profile Growth • Lost Creek resources increased by 53% M&I and 36% Inferred in 2015 ▪ M & A activities ▪ 2016 corporate priorities • Lost Creek: continue at steady - state; greater efficiencies • Complete Shirley Basin applications for permits / licenses 15

NYSE MKT: URG • TSX: URE For more information, please contact: Jeff Klenda , Chairman & Executive Director Rich Boberg , Senior Director of Investor and Public Relations By Mail: Ur - Energy Corporate Office 10758 W. Centennial Rd., Suite 200 Littleton, CO 80127 USA By Phone: Office 720.981.4588 Toll - Free 866.981.4588 Fax 720.981.5643 By E - mail: jeff.klenda@ur - energy.com rich.boberg@ur - energy.com 16